GE INSTITUTIONAL FUNDS

Small-Cap Equity Fund

Strategic Investment Fund

(each a “Fund” and together the “Funds”)

Supplement dated May 1, 2013

To the Statement of Additional Information Dated January 28, 2013

Effective May 1, 2013, Mike Cervi, Senior Vice President, Managing Director – Portfolio Construction of GE Asset Management Incorporated, will serve as a portfolio manager of the Small-Cap Equity Fund and Jeffrey Palma, Senior Vice President, Tactical Asset Allocation of GE Asset Management Incorporated, will serve as a portfolio manager of the Strategic Investment Fund.

In light of the foregoing changes to the Funds’ portfolio management, this supplement revises the GE Institutional Funds’ statement of additional information dated January 28, 2013 (the “SAI”) for these Funds.

The following information related to “Other Accounts Managed” for each of the Funds, beginning on page 67 of the SAI, is added:

Fund/Portfolio Manager	Other Registered Investment	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities
	Companies			Owned

Small-Cap Equity Fund*

Mike Cervi [1]	0 Other Accounts with $-0- in total assets managed.	0 Pooled Investment Vehicles with $-0- in total assets managed.	0 Other Accounts with $-0- in total assets managed.	None

Strategic Investment Fund*

Jeffrey Palma [1]	0 other Accounts with $-0- in total assets managed.	0 Pooled Investment Vehicles with $-0- in total assets managed.	0 Other Accounts with $-0- in total assets managed.	None

*    Other Accounts Managed information is as of April 15, 2013.

1   The noted portfolio manager of the Small-Cap Equity Fund and Strategic Investment Fund is responsible for allocating the Fund’s assets to separate teams of portfolio managers and analysts for day-to-day management.

This supplement should be retained with your SAI for future reference.